UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2008

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

On September 26, 2008, the Board of Directors of the Federal Home Loan Bank of San Francisco (the "Bank") amended the Bank's Retained Earnings and Dividend Policy, which sets forth the Bank's policy for retaining earnings and making earnings available for dividends on the Bank's Class B capital stock. A description of the amendment and of the general effects of the amendment are provided in a communication to Bank members dated September 30, 2008, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

On September 30, 2008, the Bank issued a communication to members announcing that the Bank has revised its capital stock repurchase process affecting the repurchase of excess Class B capital stock. The revised capital stock purchase process now sets the excess capital stock calculation date as the last day of each quarter rather than the last business day of the following month. The revision is effective beginning for the fourth quarter of 2008. Attached as Exhibit 99.2 to this Current Report on Form 8-K is the related communication to members, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 25, 2008, the Bank issued a press release indicating that JP Morgan Chase announced that it has acquired the deposits, assets and certain liabilities of Washington Mutual's banking operations. Attached as Exhibit 99.3 to this Current Report on Form 8-K is a copy of the related press release. The information contained in Exhibit 99.3 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On September 26, 2008, the Board of Directors of the Bank amended the Bank's Retained Earnings and Dividend Policy. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the related communication to members.

On September 30, 2008, the Bank issued a press release announcing that its Board of Directors had declared a dividend for the third quarter of 2008 and announcing the projected dividend rate for the third quarter of 2008. Attached as Exhibit 99.4 to this Current Report on Form 8-K is a copy of the related press release. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.4 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

	99.1	Special Attention Bulletin No. 1298 (Amendment to Retained Earnings and Dividend Policy) dated September 30, 2008, issued by the Federal Home Loan Bank of San Francisco
	99.2	Special Attention Bulletin No. 1299 ( Changes to Capital Stock Repurchase Procedure) dated September 30, 2008, issued by the Federal Home Loan Bank of San Francisco
	99.3	Press Release, dated September 25, 2008, issued by the Federal Home Loan Bank of San Francisco
	99.4	Press Release, dated September 30, 2008, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Federal Home Loan Bank of San Francisco

Date: September 30, 2008	By: /s/ Lisa B. MacMillen
Lisa B. MacMillen Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Special Attention Bulletin No. 1298 (Amendment to Retained Earnings and Dividend Policy) dated September 30, 2008, issued by the Federal Home Loan Bank of San Francisco
99.2	Special Attention Bulletin No. 1299 ( Changes to Capital Stock Repurchase Procedure) dated September 30, 2008, issued by the Federal Home Loan Bank of San Francisco
99.3	Press Release, dated September 25, 2008, issued by the Federal Home Loan Bank of San Francisco
99.4	Press Release, dated September 30, 2008, issued by the Federal Home Loan Bank of San Francisco